Schedule of Investments PIMCO Income Strategy Fund II	October 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 131.2% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.9%

Advanz Pharma Corp. 7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	$4,734	$4,450
Alphabet Holding Co., Inc. 5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	90
Altice France S.A. 6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	297	293
CenturyLink, Inc. 4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	345	343
CityCenter Holdings LLC 4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~	248	248
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	379	366
Dubai World (2.500% Cash and 1.750% PIK) 4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	5,414	5,048
Emerald TopCo, Inc. 5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	114	112
Envision Healthcare Corp. 5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	10,386	8,439
Financial & Risk U.S. Holdings, Inc. 5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	695	699
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	331	329
Frontier Communications Corp. 5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	588	587
iHeartCommunications, Inc. 6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	4,527	4,548
IRB Holding Corp. 5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	950	944
Jefferies Finance LLC 5.875% (LIBOR03M + 3.750%) due 06/03/2026 «~	23	23
McDermott Technology Americas, Inc.
TBD% due 10/21/2021	2,575	2,485
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	4,623	2,833
Messer Industrie GmbH 4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~	71	71
MH Sub LLC 5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	118	115
Ministry of Finance of Tanzania 7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	101
Nascar Holdings, Inc. TBD% due 10/19/2026	77	78
NCI Building Systems, Inc. 5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	40	38
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	12,364	9,146
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~	8,520	6,262
Ortho-Clinical Diagnostics S.A. 5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	622	594
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^(e)	100	94
Parexel International Corp. 4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	84
PetSmart, Inc. 6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~	149	146
Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~	225	222
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~	90	88
Starfruit Finco BV 5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	183	179
Sunshine Luxembourg VII SARL TBD% (LIBOR03M + 4.250%) due 10/01/2026 ~	208	208
Syniverse Holdings, Inc. 7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	6,681	6,067
U.S. Renal Care, Inc. 7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	455	422
Univision Communications, Inc. 4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~	4,279	4,134
West Corp. 6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~	41	34
Westmoreland Mining Holdings LLC 10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	1,317	1,330
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)	3,350	2,540

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Windstream Services LLC
TBD% due 03/29/2021		1,500	1,522
TBD% (PRIME + 4.250%) due 02/17/2024 ~		3,900	3,914
Total Loan Participations and Assignments (Cost $77,936)			69,226

CORPORATE BONDS & NOTES 58.7%

BANKING & FINANCE 25.0%

AGFC Capital Trust 3.751% (US0003M + 1.750%) due 01/15/2067 ~		1,800	954
Ally Financial, Inc. 8.000% due 11/01/2031		1,445	2,005
Ambac LSNI LLC 7.104% due 02/12/2023 •		542	548
Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	12,028	14,639
8.625% due 07/15/2023		$600	561
Athene Holding Ltd. 4.125% due 01/12/2028		25	26
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023 (m)		154	167
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		36	39
5.000% due 04/20/2048		61	65
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(i)(j)	EUR	1,600	1,812
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	800	242
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)	EUR	500	593
Bank of Ireland 7.375% due 06/18/2020 •(i)(j)		200	231
Barclays Bank PLC 7.625% due 11/21/2022 (j)		$4,400	4,925
Barclays PLC
3.250% due 01/17/2033	GBP	200	275
7.125% due 06/15/2025 •(i)(j)		1,200	1,704
7.750% due 09/15/2023 •(i)(j)		$1,000	1,066
7.875% due 09/15/2022 •(i)(j)	GBP	415	581
8.000% due 12/15/2020 •(i)(j)	EUR	4,100	4,905
8.000% due 06/15/2024 •(i)(j)		$400	437
BGC Partners, Inc. 3.750% due 10/01/2024		1,200	1,195
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70	70
Brookfield Finance, Inc.
3.900% due 01/25/2028		78	82
4.700% due 09/20/2047 (m)		186	209
Cantor Fitzgerald LP
4.875% due 05/01/2024		31	33
6.500% due 06/17/2022 (m)		8,500	9,177
CBL & Associates LP 5.950% due 12/15/2026		2,716	1,820
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		300	339
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	216
7.500% due 12/11/2023 •(i)(j)		7,243	8,049
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	1,873	2,045
ESH Hospitality, Inc. 4.625% due 10/01/2027		$108	109
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		3,500	3,674
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		420	425
6.750% due 03/15/2022		482	503
GSPA Monetization Trust 6.422% due 10/09/2029		3,362	3,940
HSBC Bank PLC 6.330% due 05/23/2023		5,900	6,162
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	277
6.000% due 09/29/2023 •(i)(j)(m)	EUR	3,070	3,900
6.500% due 03/23/2028 •(i)(j)		$500	530
Hunt Cos., Inc. 6.250% due 02/15/2026		26	26
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		400	410
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		68	71
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)		5,999	6,605
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,336

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

7.875% due 06/27/2029 •(i)(j)		6,518	10,281
LoanCore Capital Markets LLC 6.875% due 06/01/2020		$200	200
Nationstar Mortgage LLC 6.500% due 07/01/2021		607	611
Navient Corp.
5.625% due 08/01/2033		48	42
6.500% due 06/15/2022		80	86
Newmark Group, Inc. 6.125% due 11/15/2023		62	68
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		1,212	1,257
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		146	154
5.500% due 02/15/2024		20	22
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		3,080	3,145
8.000% due 08/10/2025 •(i)(j)(m)		5,990	6,866
8.625% due 08/15/2021 •(i)(j)		2,700	2,916
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,025	2,808
7.375% due 06/24/2022 •(i)(j)		4,100	5,713
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	211
7.375% due 10/04/2023 •(i)(j)		600	642
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,294
6.125% due 03/15/2024		138	151
6.625% due 01/15/2028		357	396
6.875% due 03/15/2025		104	118
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,295	7,092
6.052% due 10/13/2039		2,335	3,969
TP ICAP PLC 5.250% due 01/26/2024 (m)		2,980	4,181
UniCredit SpA 7.830% due 12/04/2023 (m)		$4,160	4,907
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	3,037	4,490
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		$7,450	7,740
			158,338

INDUSTRIALS 23.8%

Altice Financing S.A. 7.500% due 05/15/2026		2,600	2,769
Altice France S.A. 7.375% due 05/01/2026 (m)		5,564	5,972
Associated Materials LLC 9.000% due 01/01/2024		788	693
Avon International Capital PLC 6.500% due 08/15/2022		26	27
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		1,300	1,306
BCPE Cycle Merger Sub, Inc. 10.625% due 07/15/2027		75	70
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		150	105
Bombardier, Inc.
6.125% due 01/15/2023		440	431
7.500% due 03/15/2025		777	746
7.875% due 04/15/2027		390	370
Camelot Finance S.A. 4.500% due 11/01/2026		31	31
Charles River Laboratories International, Inc. 4.250% due 05/01/2028		24	25
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		2,861	3,152
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		4,245	4,250
6.250% due 03/31/2023 (m)		7,950	7,776
8.000% due 03/15/2026		494	484
8.625% due 01/15/2024		846	867
Connect Finco SARL 6.750% due 10/01/2026		62	64
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) 8.625% due 09/15/2024 (d)		43	43
Dell International LLC 6.020% due 06/15/2026 (m)		2,534	2,894
Diamond Resorts International, Inc.
7.750% due 09/01/2023		764	793
10.750% due 09/01/2024 (m)		2,500	2,600
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		1,670	1,700

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK) 7.750% due 05/15/2022 (d)		17	17
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (m)		2,200	2,423
Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		2,356	1,337
Exela Intermediate LLC 10.000% due 07/15/2023		120	58
Fairstone Financial, Inc. 7.875% due 07/15/2024		324	342
Ferroglobe PLC 9.375% due 03/01/2022		1,500	975
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,426
6.875% due 03/01/2026 (m)		1,600	1,574
7.000% due 02/15/2021		160	161
Flex Ltd. 4.875% due 06/15/2029		116	125
FMG Resources Pty. Ltd. 4.500% due 09/15/2027		54	54
Ford Motor Co. 7.700% due 05/15/2097 (m)		9,770	10,893
Fresh Market, Inc. 9.750% due 05/01/2023		7,590	4,478
Frontier Finance PLC 8.000% due 03/23/2022	GBP	4,600	6,140
Full House Resorts, Inc.
8.575% due 01/31/2024		$293	289
9.738% due 02/02/2024		25	25
General Electric Co.
0.375% due 05/17/2022	EUR	200	223
5.000% due 01/21/2021 •(i)		$268	259
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		6	7
6.875% due 01/10/2039		9	12
HCA, Inc. 7.500% due 11/15/2095		1,200	1,347
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030		29	31
iHeartCommunications, Inc.
6.375% due 05/01/2026		1,209	1,308
8.375% due 05/01/2027		2,241	2,414
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	300	343
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		200	225
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$468	481
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		345	355
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		52	48
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024		217	219
9.750% due 07/15/2025		220	230
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		6,892	6,565
8.125% due 06/01/2023 (m)		7,535	6,376
Kinder Morgan, Inc. 7.800% due 08/01/2031 (m)		3,500	4,754
Live Nation Entertainment, Inc. 4.750% due 10/15/2027		8	8
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		50	17
Micron Technology, Inc. 5.327% due 02/06/2029		156	173
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	223
3.875% due 11/15/2029		634	726
4.625% due 05/15/2029		200	245
4.875% due 06/15/2030		$100	101
5.375% due 11/15/2029		62	65
New Albertson's LP 6.570% due 02/23/2028		6,800	6,069
Noble Holding International Ltd. 7.875% due 02/01/2026		190	126
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/29/2019 (h)(i)		401	5
0.000% due 12/02/2019 (h)(i)		700	8
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		350	340
Pacific Drilling SA 8.375% due 10/01/2023		332	266
Pan American Energy LLC 57.343% (BADLARPP) due 11/20/2020 «~(a)	ARS	42,700	484

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$122	116
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,276	7,575
4.750% due 02/26/2029		700	814
4.875% due 02/21/2028		1,118	1,318
5.350% due 02/12/2028		$690	683
6.490% due 01/23/2027		80	86
6.500% due 03/13/2027 (m)		2,894	3,075
6.750% due 09/21/2047		50	50
6.840% due 01/23/2030		230	246
7.690% due 01/23/2050		120	131
PetSmart, Inc. 5.875% due 06/01/2025		94	93
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	400	432
Prime Security Services Borrower LLC 9.250% due 05/15/2023		$465	490
QVC, Inc. 5.950% due 03/15/2043 (m)		4,261	4,270
Radiate Holdco LLC 6.875% due 02/15/2023		62	64
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	200	242
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,300	2,257
Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	212
5.125% due 08/08/2025 (m)		200	221
5.400% due 08/08/2028 (m)		2,181	2,473
Scotts Miracle-Gro Co. 4.500% due 10/15/2029		7	7
Sensata Technologies, Inc. 4.375% due 02/15/2030		30	30
SoftBank Group Corp. 4.000% due 04/20/2023	EUR	1,600	1,909
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		$1,909	1,980
Spirit Issuer PLC 3.458% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,278
Staples, Inc. 7.500% due 04/15/2026		$65	68
Telesat Canada 6.500% due 10/15/2027		46	48
Tenet Healthcare Corp. 4.625% due 09/01/2024		33	34
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		1,913	1,844
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		1,369	1,251
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	2,922	3,211
2.200% due 07/21/2021		$2,360	2,246
3.250% due 04/15/2022 (m)	EUR	300	332
Topaz Solar Farms LLC
4.875% due 09/30/2039		$1,703	1,793
5.750% due 09/30/2039 (m)		4,761	5,335
TransDigm, Inc. 5.500% due 11/15/2027 (c)		116	116
Transocean Pontus Ltd. 6.125% due 08/01/2025		135	136
Transocean, Inc.
7.250% due 11/01/2025		74	66
7.500% due 01/15/2026		69	62
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		43	42
Triumph Group, Inc.
5.250% due 06/01/2022		25	25
6.250% due 09/15/2024		70	74
Unigel Luxembourg S.A. 8.750% due 10/01/2026		400	403
United Group BV
4.375% due 07/01/2022	EUR	100	114
4.875% due 07/01/2024		100	116
United Rentals North America, Inc. 3.875% due 11/15/2027 (c)		$26	26
Univision Communications, Inc. 5.125% due 02/15/2025		514	504
Valaris PLC
5.750% due 10/01/2044		86	35
7.750% due 02/01/2026		18	10
Vale Overseas Ltd.
6.250% due 08/10/2026		167	195
6.875% due 11/21/2036		53	67
6.875% due 11/10/2039		41	53

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Vale S.A. 3.750% due 01/10/2023	EUR	100	121
ViaSat, Inc.
5.625% due 09/15/2025		$94	96
5.625% due 04/15/2027		19	20
Wyndham Destinations, Inc.
3.900% due 03/01/2023		74	75
5.400% due 04/01/2024		10	11
5.750% due 04/01/2027		740	809
			150,965

UTILITIES 9.9%

DTEK Finance PLC (10.750% Cash and 0.000% PIK) 10.750% due 12/31/2024 (d)		1,252	1,279
Edison International
2.400% due 09/15/2022		62	61
2.950% due 03/15/2023		5	5
5.750% due 06/15/2027		65	71
Frontier Communications Corp. 8.000% due 04/01/2027		106	112
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		9,600	10,675
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	13,708
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		76	76
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		223	133
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		1,619	1,594
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		6,899	1,794
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		310	289
2.950% due 03/01/2026 ^(e)		438	410
3.250% due 09/15/2021 ^(e)		96	91
3.250% due 06/15/2023 ^(e)		1,593	1,493
3.300% due 03/15/2027 ^(e)		1,741	1,637
3.300% due 12/01/2027 ^(e)		2,300	2,171
3.400% due 08/15/2024 ^(e)		394	374
3.500% due 06/15/2025 ^(e)		381	363
3.750% due 02/15/2024 ^(e)		174	165
3.750% due 08/15/2042 ^(e)		22	20
3.850% due 11/15/2023 ^(e)		392	371
4.000% due 12/01/2046 ^(e)		8	7
4.250% due 05/15/2021 ^(e)(m)		2,483	2,371
4.250% due 08/01/2023 ^(e)		1,193	1,133
4.300% due 03/15/2045 ^(e)		27	25
4.500% due 12/15/2041 ^(e)		22	20
4.600% due 06/15/2043 ^(e)		18	17
4.650% due 08/01/2028 ^(e)		1,055	1,023
4.750% due 02/15/2044 ^(e)		779	754
5.125% due 11/15/2043 ^(e)		875	848
5.400% due 01/15/2040 ^(e)		18	18
5.800% due 03/01/2037 ^(e)		4,220	4,231
6.050% due 03/01/2034 ^(e)		2,052	2,067
6.250% due 03/01/2039 ^(e)		631	645
6.350% due 02/15/2038 ^(e)		825	844
Petrobras Global Finance BV
5.093% due 01/15/2030		5,083	5,397
6.625% due 01/16/2034	GBP	100	155
Rio Oil Finance Trust
8.200% due 04/06/2028		$250	287
9.250% due 07/06/2024		2,134	2,385
9.750% due 01/06/2027		526	615
Southern California Edison Co.
3.650% due 03/01/2028		5	5
5.750% due 04/01/2035		10	12
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		40	47
Sprint Corp.
7.625% due 02/15/2025		494	544
7.625% due 03/01/2026 (m)		2,122	2,353
Talen Energy Supply LLC 6.625% due 01/15/2028		30	29
Transocean Poseidon Ltd. 6.875% due 02/01/2027		114	116

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Transocean Sentry Ltd. 5.375% due 05/15/2023	100	99
		62,941
Total Corporate Bonds & Notes (Cost $356,712)		372,244

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp. 5.000% due 10/01/2024	1,066	1,890
DISH Network Corp. 3.375% due 08/15/2026	3,400	3,188
		5,078

UTILITIES 0.0%

Ensco Jersey Finance Ltd. 3.000% due 01/31/2024	10	6
Total Convertible Bonds & Notes (Cost $5,396)		5,084

MUNICIPAL BONDS & NOTES 7.4%

CALIFORNIA 0.6%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030	1,200	1,262
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009 8.406% due 08/01/2039	1,650	2,642
		3,904

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042	56	64
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	41
7.350% due 07/01/2035	20	24
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	280	303
		432

OHIO 4.4%

Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	21,000	27,523

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	810	783

WEST VIRGINIA 2.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	1,914
7.467% due 06/01/2047	11,845	12,233
		14,147
Total Municipal Bonds & Notes (Cost $35,283)		46,789

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
3.500% due 02/25/2042 (a)	717	75
4.427% due 01/25/2040 •(a)	279	48
4.500% due 11/25/2042 (a)	1,935	289
Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	6,059
0.100% due 02/25/2046 (a)	79,330	75
3.000% due 02/15/2033 (a)	1,618	154
3.500% due 12/15/2032 (a)	2,807	301
4.599% due 11/25/2055 «~	8,529	5,181
6.583% due 09/15/2035 •	776	998
9.373% due 12/25/2027 •	2,881	3,454
12.573% due 03/25/2025 •	722	950
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	585	67

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

4.000% due 10/16/2042 - 10/20/2042 (a)	355	52
Total U.S. Government Agencies (Cost $16,949)		17,703

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^	87	86
Banc of America Funding Corp. 6.000% due 01/25/2037	5,214	5,036
Banc of America Funding Trust 4.600% due 01/20/2047 ^~	888	869
BCAP LLC Trust
0.000% due 06/26/2036 ~	121	72
3.390% due 07/26/2037 ~	8,274	8,383
3.716% due 08/28/2037 ~	6,184	6,131
3.797% due 08/26/2037 ~	13,293	10,512
4.745% due 09/26/2036 ~	5,120	4,755
4.866% due 03/26/2037 þ	762	902
5.750% due 12/26/2035 ~	3,284	3,013
6.250% due 11/26/2036	3,728	3,247
8.637% due 05/26/2037 ~	1,232	530
Bear Stearns ALT-A Trust
2.323% due 01/25/2036 ^•	1,025	1,185
3.828% due 11/25/2036 ^~	389	326
3.962% due 09/25/2047 ^~	5,499	4,470
4.174% due 11/25/2035 ~	6,007	5,216
4.237% due 09/25/2035 ^~	486	405
CD Mortgage Trust 5.688% due 10/15/2048	1,895	980
Chase Mortgage Finance Trust
4.219% due 12/25/2035 ^~	7	7
5.500% due 05/25/2036 ^	11	10
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	77	79
6.000% due 09/25/2037	976	1,054
Commercial Mortgage Loan Trust 6.035% due 12/10/2049 ~	1,971	1,294
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,200	1,839
6.000% due 08/25/2037 ^~	1,012	791
Countrywide Alternative Loan Trust
4.538% due 04/25/2036 ^~	927	858
5.500% due 03/25/2035	283	206
5.500% due 01/25/2036	506	450
5.750% due 01/25/2035	259	267
5.750% due 02/25/2035	323	311
5.750% due 12/25/2036 ^	761	509
6.000% due 02/25/2035	366	355
6.000% due 04/25/2036	476	327
6.000% due 04/25/2037 ^	1,672	1,160
6.250% due 11/25/2036 ^	690	633
6.250% due 12/25/2036 ^•	554	393
6.500% due 08/25/2036 ^	462	281
Countrywide Home Loan Mortgage Pass-Through Trust
2.403% due 03/25/2035 ^•	4,111	3,612
6.000% due 07/25/2037	1,549	1,137
6.250% due 09/25/2036 ^	541	396
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	387	318
Credit Suisse Mortgage Capital Certificates 4.184% due 10/26/2036 ~	7,107	5,443
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	149	114
First Horizon Mortgage Pass-Through Trust
4.500% due 11/25/2035 ^~	189	173
4.837% due 05/25/2037 ^~	269	213
GS Mortgage Securities Trust 5.622% due 11/10/2039	686	595
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,506	2,061
JPMorgan Alternative Loan Trust
3.955% due 03/25/2037 ^~	878	874
4.206% due 05/25/2036 ^~	1,466	1,109
4.267% due 03/25/2036 ^~	1,649	1,510
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045	687	283
JPMorgan Mortgage Trust
4.099% due 10/25/2035 ~	197	196
4.236% due 02/25/2036 ^~	265	221
6.500% due 09/25/2035	100	97
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	746	533
5.562% due 02/15/2040 ^~	327	201
Lehman Mortgage Trust
6.000% due 07/25/2037 ^	726	683
6.500% due 09/25/2037 ^	2,061	1,188

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Lehman XS Trust 2.043% due 06/25/2047 •		1,715	1,580
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^		460	274
Merrill Lynch Mortgage Investors Trust 4.301% due 03/25/2036 ^~		1,650	1,197
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ		11	9
Residential Accredit Loans, Inc. Trust
5.265% due 12/26/2034 ^~		865	618
6.000% due 08/25/2036 ^		289	281
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,026	714
6.000% due 07/25/2037 ^		1,437	882
6.250% due 09/25/2037 ^		2,609	1,573
Residential Funding Mortgage Securities, Inc. Trust
4.624% due 09/25/2035 ~		611	452
5.319% due 08/25/2036 ^~		755	733
Structured Adjustable Rate Mortgage Loan Trust
4.225% due 11/25/2036 ^~		1,988	1,896
4.246% due 01/25/2036 ^~		2,034	1,530
SunTrust Adjustable Rate Mortgage Loan Trust 4.650% due 02/25/2037 ^~		210	201
WaMu Mortgage Pass-Through Certificates Trust
3.679% due 10/25/2036 ^~		744	697
3.945% due 05/25/2037 ^~		1,187	1,172
3.969% due 02/25/2037 ^~		513	496
3.994% due 07/25/2037 ^~		876	836
Total Non-Agency Mortgage-Backed Securities (Cost $93,442)			103,040

ASSET-BACKED SECURITIES 17.0%

Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,473
Apidos CLO
0.000% due 07/22/2026 «~		$1,500	0
0.000% due 01/20/2031 ~		4,500	3,261
Argent Securities Trust 2.013% due 03/25/2036 •		3,689	2,307
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	2,285
Bear Stearns Asset-Backed Securities Trust
1.963% due 10/25/2036 ^•		$3,835	4,594
6.500% due 10/25/2036 ^		344	263
Belle Haven ABS CDO Ltd. 2.539% due 07/05/2046 •		180,259	270
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(h)		7	3,344
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,061
0.000% due 10/22/2031 ~		1,500	686
Citigroup Mortgage Loan Trust
1.973% due 12/25/2036 •		14,669	7,422
1.983% due 12/25/2036 •		3,758	2,611
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,366	2,448
Countrywide Asset-Backed Certificates
1.963% due 12/25/2046 •		$12,011	11,087
1.963% due 06/25/2047 ^•		1,397	1,253
1.993% due 03/25/2037 •		1,303	1,226
2.023% due 06/25/2047 ^•		9,244	8,256
Countrywide Asset-Backed Certificates Trust 2.573% due 11/25/2035 •		4,008	4,029
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		8	1,005
Fremont Home Loan Trust 1.973% due 01/25/2037 •		13,871	8,095
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	354
Home Equity Mortgage Loan Asset-Backed Trust 1.983% due 07/25/2037 •		$2,985	2,036
HSI Asset Securitization Corp. Trust 0.000% due 10/25/2036 (h)		2,836	1,166
Lehman XS Trust 6.290% due 06/24/2046 þ		2,299	2,298
Long Beach Mortgage Loan Trust 2.123% due 01/25/2036 •		4,172	3,967
Marlette Funding Trust 0.000% due 09/17/2029 «(h)		7	3,037
Merrill Lynch Mortgage Investors Trust 1.983% due 04/25/2037 •		514	312
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		622	433
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,486

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

SLM Student Loan Trust 0.000% due 01/25/2042 (h)		4	2,587
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,082
0.000% due 10/15/2048 «(h)		1	848
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(h)		46	2,494
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	1,642
0.000% due 07/25/2040 «(h)		21	939
0.000% due 09/25/2040 (h)		1,758	929
South Coast Funding Ltd. 2.781% due 08/10/2038 •		12,165	2,258
Taberna Preferred Funding Ltd.
2.513% due 07/05/2035 •		3,039	2,765
2.647% due 12/05/2036 •		4,984	4,386
2.667% due 08/05/2036 ^•		6,287	5,595
2.667% due 08/05/2036 •		318	283
Total Asset-Backed Securities (Cost $114,385)			107,873

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	5,200	64
3.375% due 01/15/2023	EUR	200	86
3.380% due 12/31/2038 þ		3,270	1,439
4.000% due 03/06/2020	ARS	45,553	429
5.250% due 01/15/2028	EUR	200	85
6.250% due 11/09/2047		100	43
7.820% due 12/31/2033		9,789	5,279
15.500% due 10/17/2026	ARS	29,800	143
57.071% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		63,722	326
59.928% (BADLARPP) due 10/04/2022 ~(a)		58	0
60.576% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,200	8
72.477% (ARLLMONP) due 06/21/2020 ~(a)		121,111	658
Autonomous City of Buenos Aires Argentina 58.422% due 03/29/2024 •(a)		199,019	1,650
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	1,500	1,808
Export-Credit Bank of Turkey 8.250% due 01/24/2024		$200	214
Peru Government International Bond
5.400% due 08/12/2034	PEN	12	4
5.700% due 08/12/2024		28	9
5.940% due 02/12/2029		2,591	875
6.150% due 08/12/2032		391	134
6.350% due 08/12/2028		6,436	2,228
6.900% due 08/12/2037		93	34
6.950% due 08/12/2031		929	337
8.200% due 08/12/2026		4,536	1,712
Provincia de Buenos Aires 58.086% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	363,012	1,531
Republic of South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,192
5.750% due 09/30/2049		1,200	1,164
Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	109
4.625% due 03/31/2025		1,700	1,961
5.200% due 02/16/2026		600	704
7.625% due 04/26/2029		$1,900	2,043
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		248	27
8.250% due 10/13/2024 ^(e)		28	3
9.250% due 09/15/2027 ^(e)		315	34
Total Sovereign Issues (Cost $48,524)			26,333

		SHARES

COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,279
iHeartMedia, Inc. (f)		412	6
iHeartMedia, Inc. 'A' (f)		30,657	440
			1,725

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)		486,164	5,970

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		21,825	6

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(k)		53,248	666
Total Common Stocks (Cost $11,540)			8,367

WARRANTS 0.6%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc.		199,662	2,863

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		819,000	989
Total Warrants (Cost $4,130)			3,852

PREFERRED SECURITIES 4.3%

BANKING & FINANCE 1.2%

Nationwide Building Society 10.250% ~		35,500	7,473

INDUSTRIALS 3.1%

Sequa Corp. (12.000% PIK) 12.000% «		19,084	19,895
Total Preferred Securities (Cost $21,995)			27,368

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.		423,584	9,975
Total Real Estate Investment Trusts (Cost $5,525)			9,975

SHORT-TERM INSTRUMENTS 5.4%

REPURCHASE AGREEMENTS (l) 4.4%			28,032

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
(8.555)% due 04/28/2020 - 08/27/2020 (g)(h)	ARS	42,639	417

U.S. TREASURY BILLS 0.9%

1.700% due 11/21/2019 - 01/16/2020 (c)(g)(h)(o)(q)		$5,419	5,406
Total Short-Term Instruments (Cost $34,786)			33,855
Total Investments in Securities (Cost $826,603)			831,709
Total Investments 131.2% (Cost $826,603)			$831,709
Financial Derivative Instruments (n)(p) (0.7)%(Cost or Premiums, net $3,452)			(4,073)
Auction Rate Preferred Shares (13.8)%			(87,425)
Other Assets and Liabilities, net (16.7)%			(106,137)
Net Assets Applicable to Common Shareholders 100.0%			$634,074

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 – 12/03/2014	$943	$6	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,535	666	0.11
		$2,478	$672	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	10/31/2019	11/01/2019	$2,832	U.S. Treasury Notes 2.000% due 12/31/2021	$(2,890)	$2,832	$2,832
MBC	1.880	10/31/2019	11/01/2019	8,800	U.S. Treasury Notes 2.875% due 04/30/2025	(9,102)	8,800	8,800
RDR	1.820	10/31/2019	11/01/2019	16,400	U.S. Treasury Notes 1.875% due 06/30/2026	(16,795)	16,400	16,401
Total Repurchase Agreements						$(28,787)	$28,032	$28,033

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	2.250%	10/07/2019	TBD(3)	$(2,331)	$(2,335)
BPS	2.200	10/10/2019	11/13/2019	(156)	(156)
	2.250	10/10/2019	11/13/2019	(302)	(302)
	2.420	10/10/2019	11/13/2019	(1,745)	(1,748)
	2.940	08/09/2019	11/07/2019	(869)	(875)
	2.940	10/02/2019	11/07/2019	(4,703)	(4,715)
BRC	0.250	11/01/2019	TBD(3)	(3,663)	(3,663)
	0.500	09/23/2019	TBD(3)	(3,449)	(3,451)
	2.000	11/01/2019	TBD(3)	(2,385)	(2,385)
CEW	2.480	10/18/2019	11/18/2019	(3,531)	(3,534)
CFR	0.250	05/06/2019	TBD(3)	(2,353)	(2,365)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

CIW	2.130	10/22/2019	11/21/2019		(2,953)	(2,955)
	2.290	10/07/2019	11/06/2019		(2,781)	(2,785)
FOB	2.300	10/10/2019	11/12/2019		(4,672)	(4,679)
JML	(0.300)	10/16/2019	01/15/2020	EUR	(2,982)	(3,326)
	(0.300)	10/22/2019	01/22/2020		(242)	(270)
	0.950	10/17/2019	01/16/2020	GBP	(1,161)	(1,504)
	0.950	10/18/2019	01/17/2020		(182)	(235)
	0.950	10/23/2019	01/23/2020		(7,032)	(9,111)
	1.000	10/28/2019	01/28/2020		(2,744)	(3,555)
	2.400	10/08/2019	11/08/2019		$(8,900)	(8,914)
NOM	2.300	11/04/2019	01/03/2020		(8,523)	(8,523)
	2.500	10/04/2019	11/04/2019		(8,681)	(8,698)
	2.500	10/11/2019	11/08/2019		(190)	(190)
RDR	2.150	10/23/2019	11/22/2019		(5,116)	(5,119)
	2.200	10/16/2019	11/14/2019		(3,771)	(3,775)
RTA	2.352	10/15/2019	11/14/2019		(1,310)	(1,311)
	2.452	10/09/2019	01/07/2020		(12,552)	(12,572)
SBI	1.500	11/01/2019	TBD(3)		(4,367)	(4,367)
	1.750	09/23/2019	11/01/2019		(4,213)	(4,221)
	1.750	11/01/2019	TBD(3)		(1,522)	(1,522)
	2.000	09/23/2019	11/01/2019		(1,501)	(1,504)
UBS	2.400	09/10/2019	12/10/2019		(12,058)	(12,100)
	2.400	10/11/2019	11/13/2019		(6,039)	(6,047)
	2.690	09/04/2019	12/04/2019		(2,713)	(2,725)
	2.710	08/14/2019	11/14/2019		(4,742)	(4,770)
Total Reverse Repurchase Agreements						$(140,307)

(m)	Securities with an aggregate market value of $133,405 and cash of $771 have been pledged as collateral under the terms of master agreements as of October 31, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended October 31, 2019 was $(125,260) at a weighted average interest rate of 2.173%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.803%	$2,300	$(4)	$(53)	$(57)	$10	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	6.084	1,600	(7)	(55)	(62)	9	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	157.520	6,500	(215)	(2,830)	(3,045)	0	(14)
						$(226)	$(2,938)	$(3,164)	$19	$(14)

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022		$145,200	$(4,603)	$(2,118)	$(6,721)	$0	$(398)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	2,109	11,201	978	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	125	1,392	201	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	3,535	3,878	451	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	5,426	10,101	819	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	79,329	72,756	5,286	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		12,500	(50)	(1,300)	(1,350)	0	(336)
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		25,800	(186)	(1,057)	(1,243)	0	(674)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		129,000	79	5,300	5,379	0	(3,204)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	297	248	0	(533)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		74,000	(263)	3,344	3,081	0	(1,837)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	(316)	(401)	0	(565)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(629)	(647)	0	(162)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(108)	77	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	588	789	2	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	2,100	(42)	(68)	(110)	0	(8)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		$13,100	240	79	319	0	(49)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	25,900	269	(6)	263	0	(315)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		900	22	34	56	0	(33)
							$4,504	$94,564	$99,068	$7,737	$(8,114)
Total Swap Agreements							$4,278	$91,626	$95,904	$7,756	$(8,128)

(o)	Securities with an aggregate market value of $1,159 and cash of $13.268 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	11/2019	GBP	48,508		$59,851	$0	$(2,984)
BPS	11/2019	EUR	251		279	0	0
	11/2019	GBP	746		915	0	(51)
	11/2019		$3,732	EUR	3,408	69	0
	11/2019		647	GBP	500	1	0
	12/2019	PEN	3,320		$983	0	(9)
CBK	11/2019	EUR	285		314	0	(3)
	11/2019	GBP	1,529		1,962	0	(19)
	11/2019		$50,152	EUR	45,250	315	0
	11/2019		1,609	GBP	1,281	50	0
	12/2019	EUR	45,250		$50,248	0	(314)
GLM	12/2019	GBP	49,002		63,475	0	(57)
JPM	01/2020		$5,778	MXN	113,206	38	0
MSB	11/2019		6,149	RUB	405,142	160	0
SOG	12/2019		3,126		211,502	154	0
TOR	11/2019	EUR	48,122		$52,750	0	(920)
Total Forward Foreign Currency Contracts						$787	$(4,357)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.684%	$1,000	$(195)	$163	$0	$(32)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	1,400	(278)	233	0	(45)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	1,700	(353)	299	0	(54)
Total Swap Agreements							$(826)	$695	$0	$(131)

(q)	Securities with an aggregate market value of $3,554 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$67,772	$1,454	$69,226
Corporate Bonds & Notes
Banking & Finance	0	158,338	0	158,338
Industrials	0	150,481	484	150,965
Utilities	0	62,941	0	62,941
Convertible Bonds & Notes
Industrials	0	5,078	0	5,078
Utilities	0	6	0	6
Municipal Bonds & Notes
California	0	3,904	0	3,904
Illinois	0	432	0	432
Ohio	0	27,523	0	27,523
Virginia	0	783	0	783
West Virginia	0	14,147	0	14,147
U.S. Government Agencies	0	12,522	5,181	17,703
Non-Agency Mortgage-Backed Securities	0	103,040	0	103,040
Asset-Backed Securities	0	93,638	14,235	107,873
Sovereign Issues	0	26,333	0	26,333
Common Stocks
Communication Services	1,719	6	0	1,725
Consumer Discretionary	5,970	0	0	5,970
Energy	0	6	0	6
Industrials	0	0	666	666
Warrants
Communication Services	0	2,863	0	2,863
Industrials	0	0	989	989
Preferred Securities
Banking & Finance	0	7,473	0	7,473
Industrials	0	0	19,895	19,895
Real Estate Investment Trusts
Real Estate	9,975	0	0	9,975
Short-Term Instruments
Repurchase Agreements	0	28,032	0	28,032
Argentina Treasury Bills	0	417	0	417
U.S. Treasury Bills	0	5,406	0	5,406

Total Investments	$17,664	$771,141	$42,904	$831,709

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	7,756	0	7,756
Over the counter	0	787	0	787
	$0	$8,543	$0	$8,543
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8,128)	0	(8,128)
Over the counter	0	(4,488)	0	(4,488)
	$0	$(12,616)	$0	$(12,616)
Total Financial Derivative Instruments	$0	$(4,073)	$0	$(4,073)
Totals	$17,664	$767,068	$42,904	$827,636

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2019:
Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2019 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,094	$149	$(132)	$(59)	$(1)	$(57)	$0	$(2,540)	$1,454	$1
Corporate Bonds & Notes
Industrials	0	707	0	1	0	(224)	0	0	484	(224)
U.S. Government Agencies	5,155	0	(21)	91	7	(51)	0	0	5,181	(53)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2019 (Unaudited)

Asset-Backed Securities	17,416	0	0	7	0	(601)	0	(2,587)	14,235	(587)
Common Stocks
Industrials	772	0	0	0	0	(106)	0	0	666	(106)
Warrants
Industrials	1,519	0	0	0	0	(530)	0	0	989	(530)
Preferred Securities
Industrials	22,207	619	0	0	0	(2,931)	0	0	19,895	(2,931)
Totals	$51,163	$1,475	$(153)	$40	$6	$(4,500)	$0	$(5,127)	$42,904	$(4,430)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$101	Proxy Pricing	Base Price	100.897
	1,353	Third Party Vendor	Broker Quote	98.375 - 101.000
Corporate Bonds & Notes
Industrials	484	Other Valuation Techniques(2)	-	-
U.S. Government Agencies	5,181	Proxy Pricing	Base Price	60.750
Asset-Backed Securities	14,235	Proxy Pricing	Base Price	0.010 - 101,596.692
Common Stocks
Industrials	666	Other Valuation Techniques(2)	-	-
Warrants
Industrials	989	Other Valuation Techniques(2)	-	-
Preferred Securities
Industrials	19,895	Fundamental Valuation	Company Equity Value	$767,645,260.160
Total	$42,904

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.
CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate